Exhibit (a)(28)

AB CAP FUND, INC.

ARTICLES SUPPLEMENTARY

AB Cap Fund, Inc., a Maryland corporation (hereinafter called the “Corporation”), certifies that:

FIRST: Under a power contained in Article FIFTH of the Articles of Incorporation of the Corporation, as amended and supplemented and currently in effect (the “Charter”), the Board of Directors of the Corporation hereby classifies and designates 11,000,000,000 unissued and unclassified shares of capital stock of the Corporation as the following classes in the AB Multi-Manager Select 2060 Fund (the “Portfolio”):

Name of Class	Number of Shares
Class A Common Stock	1,000,000,000
Class B Common Stock	1,000,000,000
Class C Common Stock	1,000,000,000
Class R Common Stock	1,000,000,000
Class K Common Stock	1,000,000,000
Class I Common Stock	1,000,000,000
Advisor Class Common Stock	1,000,000,000
Class Z Common Stock	1,000,000,000
Class T Common Stock	1,000,000,000
Class 1 Common Stock	1,000,000,000
Class 2 Common Stock	1,000,000,000

THIRD: The shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class T Common Stock, Class 1 Common Stock, and Class 2 Common Stock of the Portfolio, as so classified by the Board of Directors of the Corporation, shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption set forth in the Charter except to the extent that any such provisions relate specifically only to other classes of Common Stock of the Corporation, and shall be subject to all provisions of the Charter relating to stock of the Corporation generally, and those set forth as follows:

(1)       The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class T Common Stock, Class 1 Common Stock and Class 2 Common Stock of the Portfolio shall be invested in the same investment portfolio of the Corporation.

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(2)       Shares of each of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class T Common Stock, Class 1 Common Stock and Class 2 Common Stock of the Portfolio shall be entitled to such dividends or distributions, in stock or in cash or both, as may be authorized by the Board of Directors and declared by the Corporation from time to time with respect to such class. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class T Common Stock, Class 1 Common Stock and Class 2 Common Stock of the Portfolio shall be in such amounts, which may vary among the classes, as may be authorized by the Board of Directors and declared by the Corporation from time to time, and such dividends and distributions may vary among the classes of the Portfolio to reflect differing allocations of the expenses of the Corporation among the holders of the classes and any resultant differences among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors of the Corporation may deem appropriate. The allocation of investment income, realized and unrealized capital gains and losses, expenses and liabilities of the Corporation and amounts distributable in the event of dissolution of the Corporation or liquidation of the Corporation or of the Portfolio among the various classes of the Portfolio shall be determined by the Board of Directors of the Corporation in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded. The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

(3)       Except as provided below, on each matter submitted to a vote of the holders of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class T Common Stock, Class 1 Common Stock or Class 2 Common Stock of the Portfolio, each such holder shall be entitled to one vote for each share standing in his or her name on the books of the Corporation. Subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, all such holders of shares of stock shall vote as a single class except with respect to any matter which affects only one or more (but less than all) classes of stock, in which case only the holders of shares of the classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, the holders of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class T Common Stock, Class 1 Common Stock and Class 2 Common Stock, respectively, of the Portfolio, as applicable, shall have (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of the applicable class of the Portfolio and (ii) no voting rights with respect to any other matter that affects one or more of such other classes of Common Stock, but not the class of which they are holders.

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(4)       At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder and applicable rules and regulations of the Financial Industry Regulatory Authority and from time to time reflected in the registration statement of the Corporation (the “Corporation’s Registration Statement”), shares of a particular class of stock of the Portfolio may be automatically converted into shares of another class of stock of the Portfolio based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation’s Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation’s Registration Statement.

FOURTH: A. Immediately before the classification of shares of Common Stock provided for herein, the total number of shares of stock of all classes which the Corporation had authority to issue was 600,000,000,000 shares, of which 80,000,000,000 are unissued, unclassified shares of the Corporation and 520,000,000,000 are shares of stock of all classes, the par value of each share of stock being $0.0001, with an aggregate par value of $60,000,000, classified as follows:

Name of Portfolio	AB Small Cap Growth Portfolio	AB Emerging Markets Multi-Asset Portfolio	AB Dynamic All Market Plus Fund	AB Select US Equity Portfolio	AB Select US Long/Short Portfolio	AB Concentrated Growth Fund
Class A Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class B Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class C Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Advisor Class Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class R Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class K Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class I Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class Z Common Stock	3,000,000,000	3,000,000,000				3,000,000,000
Class T Common Stock	3,000,000,000	3,000,000,000		3,000,000,000	3,000,000,000	3,000,000,000
Class 1 Common Stock		3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class 2 Common Stock		3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
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Name of Portfolio	AB FlexFee Emerging Markets Growth Portfolio	AB Emerging Markets Core Portfolio	AB Mid Cap Growth Portfolio	AB Small Cap Value Portfolio	AB Concentrated International Growth Portfolio	AB Global Core Equity Portfolio
Class A Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class B Common Stock				1,000,000,000	1,000,000,000	1,000,000,000
Class C Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Advisor Class Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class R Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class K Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class I Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class Z Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class T Common Stock	3,000,000,000	3,000,000,000		1,000,000,000	1,000,000,000	1,000,000,000
Class 1 Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 2 Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000

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Name of Portfolio	AB All Market Income Portfolio	AB Multi-Manager Select Retirement Allocation Fund	AB Multi-Manager Select 2010 Fund	AB Multi-Manager Select 2015 Fund	AB Multi-Manager Select 2020 Fund	AB Multi-Manager Select 2025 Fund
Class A Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class B Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class C Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Advisor Class Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class R Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class K Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class I Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class Z Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class T Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 1 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 2 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000

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Name of Portfolio	AB Multi-Manager Select 2030 Fund	AB Multi-Manager Select 2035 Fund	AB Multi-Manager Select 2040 Fund	AB Multi-Manager Select 2045 Fund	AB Multi-Manager Select 2050 Fund	AB Multi-Manager Select 2055 Fund
Class A Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class B Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class C Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Advisor Class Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class R Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class K Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class I Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class Z Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class T Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 1 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 2 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
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Name of Portfolio	AB All Market Alternative Return Portfolio	AB International Strategic Core Portfolio	AB Asia ex-Japan Equity Portfolio	AB FlexFee International Strategic Core Portfolio	AB FlexFee Core Opportunities Portfolio	AB FlexFee Large Cap Growth Portfolio
Class A Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class B Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class C Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Advisor Class Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class R Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class K Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class I Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class Z Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class T Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 1 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 2 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000

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Name of Portfolio	AB FlexFee US Thematic Portfolio	AB All China Equity Portfolio
Class A Common Stock	1,000,000,000	1,000,000,000
Class B Common Stock	1,000,000,000	1,000,000,000
Class C Common Stock	1,000,000,000	1,000,000,000
Advisor Class Common Stock	1,000,000,000	1,000,000,000
Class R Common Stock	1,000,000,000	1,000,000,000
Class K Common Stock	1,000,000,000	1,000,000,000
Class I Common Stock	1,000,000,000	1,000,000,000
Class Z Common Stock	1,000,000,000	1,000,000,000
Class T Common Stock	1,000,000,000	1,000,000,000
Class 1 Common Stock	1,000,000,000	1,000,000,000
Class 2 Common Stock	1,000,000,000	1,000,000,000

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B. Immediately after the classification of shares of Common Stock provided for herein, the total number of shares of stock of all classes which the Corporation has authority to issue is 600,000,000,000 shares, of which 69,000,000,000 are unissued, unclassified shares of the Corporation and 531,000,000,000 are shares of stock of all classes, the par value of each share of stock being $0.0001, with an aggregate par value of $60,000,000, classified as follows:

Name of Portfolio	AB Small Cap Growth Portfolio	AB Emerging Markets Multi-Asset Portfolio	AB Dynamic All Market Plus Fund	AB Select US Equity Portfolio	AB Select US Long/Short Portfolio	AB Concentrated Growth Fund
Class A Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class B Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class C Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Advisor Class Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class R Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class K Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class I Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class Z Common Stock	3,000,000,000	3,000,000,000				3,000,000,000
Class T Common Stock	3,000,000,000	3,000,000,000		3,000,000,000	3,000,000,000	3,000,000,000
Class 1 Common Stock		3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000
Class 2 Common Stock		3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000	3,000,000,000

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Name of Portfolio	AB FlexFee Emerging Markets Growth Portfolio	AB Emerging Markets Core Portfolio	AB Mid Cap Growth Portfolio	AB Small Cap Value Portfolio	AB Concentrated International Growth Portfolio	AB Global Core Equity Portfolio
Class A Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class B Common Stock				1,000,000,000	1,000,000,000	1,000,000,000
Class C Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Advisor Class Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class R Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class K Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class I Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class Z Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class T Common Stock	3,000,000,000	3,000,000,000		1,000,000,000	1,000,000,000	1,000,000,000
Class 1 Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 2 Common Stock	3,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
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Name of Portfolio	AB All Market Income Portfolio	AB Multi-Manager Select Retirement Allocation Fund	AB Multi-Manager Select 2010 Fund	AB Multi-Manager Select 2015 Fund	AB Multi-Manager Select 2020 Fund	AB Multi-Manager Select 2025 Fund
Class A Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class B Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class C Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Advisor Class Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class R Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class K Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class I Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class Z Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class T Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 1 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 2 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000

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Name of Portfolio	AB Multi-Manager Select 2030 Fund	AB Multi-Manager Select 2035 Fund	AB Multi-Manager Select 2040 Fund	AB Multi-Manager Select 2045 Fund	AB Multi-Manager Select 2050 Fund	AB Multi-Manager Select 2055 Fund
Class A Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class B Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class C Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Advisor Class Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class R Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class K Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class I Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class Z Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class T Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 1 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 2 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
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Name of Portfolio	AB Multi-Manager Select 2060 Fund	AB All Market Alternative Return Portfolio	AB International Strategic Core Portfolio	AB Asia ex-Japan Equity Portfolio	AB FlexFee International Strategic Core Portfolio	AB FlexFee Core Opportunities Portfolio
Class A Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class B Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class C Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Advisor Class Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class R Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class K Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class I Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class Z Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class T Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 1 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Class 2 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000

13

Name of Portfolio	AB FlexFee Large Cap Growth Portfolio	AB FlexFee US Thematic Portfolio	AB All China Equity Portfolio
Class A Common Stock	1,000,000,000	1,000,000,000	1,000,000,000
Class B Common Stock	1,000,000,000	1,000,000,000	1,000,000,000
Class C Common Stock	1,000,000,000	1,000,000,000	1,000,000,000
Advisor Class Common Stock	1,000,000,000	1,000,000,000	1,000,000,000
Class R Common Stock	1,000,000,000	1,000,000,000	1,000,000,000
Class K Common Stock	1,000,000,000	1,000,000,000	1,000,000,000
Class I Common Stock	1,000,000,000	1,000,000,000	1,000,000,000
Class Z Common Stock	1,000,000,000	1,000,000,000	1,000,000,000
Class T Common Stock	1,000,000,000	1,000,000,000	1,000,000,000
Class 1 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000
Class 2 Common Stock	1,000,000,000	1,000,000,000	1,000,000,000
14

FIFTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

SIXTH: The shares of Common Stock have been classified by the Corporation’s Board of Directors under the authority contained in the Charter. These Articles Supplementary do not increase the authorized stock of the Corporation.

SEVENTH: These Articles Supplementary will be effective on November 9, 2018, as permitted by Section 2-610.1 of the Maryland General Corporation Law.

REMAINDER OF PAGE LEFT BLANK

15

IN WITNESS WHEREOF, AB Cap Fund, Inc. has caused these Articles Supplementary to be executed in its name and on its behalf by Robert M. Keith, President of the Corporation, and attested by Eric C. Freed, the Assistant Secretary of the Corporation, this 9th day of November 2018. The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, the matters and facts set forth herein relating to authorization and approval hereof are true in all material respects, and that this statement is made under penalties for perjury.

AB CAP FUND, INC.

By:	/s/ Robert M. Keith
Robert M. Keith President

ATTEST:

/s/ Eric C. Freed

Eric C. Freed

Assistant Secretary